UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 13, 2024
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 8.01 Other Events.

On June 13, 2024, 3M Company (“3M” or the “Company”) announced that it purchased a group annuity contract and will transfer a portion of its U.S. pension payment obligations under the 3M Employee Retirement Income Plan (“ERIP”) to Metropolitan Tower Life Insurance Company (“Met Tower Life”), an insurance company. Under the contract, 3M will transfer approximately $2.5 billion of its defined benefit pension obligations and related plan assets for approximately 23,000 U.S. retirees and beneficiaries. The contract was purchased using assets from 3M’s ERIP trust and no additional funding contribution was required from 3M as part of this transaction. On October 1, 2024, Met Tower Life will begin paying and administering the retirement benefits of the retirees and beneficiaries included in this annuity transfer. This change will not affect the amount of individuals’ monthly benefit payments.

In connection with this transaction, 3M expects to recognize an estimated non-cash pre-tax non-operating pension settlement charge of between $0.8 billion and $0.9 billion in the quarter ending June 30, 2024. The actual settlement charge will depend on finalization of actuarial assumptions, including discount rate, as well as the fair value of plan assets as of the measurement date. 3M will exclude this settlement charge in arriving at non-GAAP results. Therefore, it will not impact the Company’s second quarter or full year 2024 adjusted net income or adjusted free cash flow.

A copy of the press release that 3M issued announcing the transaction is attached as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements related to 3M’s defined benefit pension obligations. You can identify these statements by the use of words such as “plan,” “expect,” “aim,” “believe,” “project,” “target,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “would,” “forecast” and other words and terms of similar meaning. Among the factors that could cause actual results to differ materially are the following: (1) risks that may affect the Company’s funding obligations under defined benefit pension and postretirement plans, including those related to financial markets and interest rates, the value of plan assets, legislative or regulatory changes, and other matters that may impact the timing or amount of the Company’s defined benefit pension and postretirement plan obligations; (2) worldwide economic, political, regulatory, international trade, geopolitical, capital markets and other external conditions and other factors beyond the Company’s control, including inflation, recession, military conflicts, and natural and other disasters or climate change affecting the operations of the Company or its customers and suppliers; (3) foreign currency exchange rates and fluctuations in those rates; (4) liabilities and the outcome of contingencies related to certain fluorochemicals known as “PFAS,” including liabilities related to claims, lawsuits, and government regulatory proceedings concerning various PFAS-related products and chemistries, as well as risks related to the Company’s plans to exit PFAS manufacturing and discontinue use of PFAS across its product portfolio; (5) risks related to the class-action settlement to resolve claims by public water systems in the United States regarding PFAS; (6) legal proceedings, including significant developments that could occur in the legal and regulatory proceedings described in the Company’s reports on Form 10-K, 10-Q, and 8-K (the “Reports”); (7) competitive conditions and customer preferences; (8) the timing and market acceptance of new product and service offerings; (9) the availability and cost of purchased components, compounds, raw materials and energy due to shortages, increased demand and wages, supply chain interruptions, or natural or other disasters; (10) unanticipated problems or delays with the phased implementation of a global enterprise resource planning system, or security breaches and other disruptions to the Company’s information technology infrastructure; (11) the impact of acquisitions, strategic alliances, divestitures, and other strategic events resulting from portfolio management actions and other evolving business strategies; (12) operational execution, including the extent to which the Company can realize the benefits of planned productivity improvements, as well as the impact of organizational restructuring activities; (13) the Company’s credit ratings and its cost of capital; (14) tax-related external conditions, including changes in tax rates, laws, or regulations; (15) matters relating to the spin-off of the Company’s Health Care business, including the risk that the expected benefits will not be realized; the risk that the costs or dis-synergies will exceed the anticipated amounts; potential business disruption; the diversion of management time; the impact of the transaction on the Company’s ability to retain talent; potential impacts on the Company’s relationships with its customers, suppliers, employees, regulators and other counterparties; the ability to realize the desired tax treatment; the risk that any consents or approvals required will not be obtained; risks under the agreements and obligations entered into in connection with the spin-off, and (16) matters relating to Combat Arms Earplugs (“CAE”), including those related to the August 2023 settlement that is intended to resolve, to the fullest extent possible, all litigation and alleged claims involving the CAE sold or manufactured by the Company’s subsidiary Aearo Technologies and certain of its affiliates and/or the Company. Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located in the Reports under “Cautionary Note Concerning Factors That May Affect Future Results” and “Risk Factors” in Part I, Items 1 and 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports). The Company assumes no obligation to update any forward-looking statements discussed herein as a result of new information or future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
99.1	Press release, dated June 13, 2024, issued by 3M Company.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: June 13, 2024